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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported): OCTOBER 26, 2004
                                                 (OCTOBER 20, 2004)


                           NEBRASKA BOOK COMPANY, INC.
             (Exact name of registrant as specified in its charter)



            KANSAS                     333-48221                47-0549819
(State or other jurisdiction of       (Commission            (I.R.S. Employer
incorporation or organization)        File Number)          Identification No.)



                             4700 SOUTH 19TH STREET
                             LINCOLN, NE 68501-0529
                    (Address of principal executive offices)



                                 (402) 421-7300
              (Registrant's telephone number, including area code)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))


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SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

     ITEM 1.01 - ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         Effective October 20, 2004, Nebraska Book Company, Inc. amended its Amended and Restated Credit Agreement, dated as of March 4, 2004, by and among NBC Holdings Corp., NBC Acquisition Corp., Nebraska Book Company, Inc., the Several Lenders parties thereto, JPMorgan Chase Bank as Administrative Agent and Collateral Agent, Citigroup Global Markets Inc. as Syndication Agent, and Fleet National Bank and Wells Fargo Bank N.A., as Co-Documentation Agents (the "Amended and Restated Credit Agreement"), primarily to provide for an incremental revolving credit facility, to increase the allowable aggregate principal amount of outstanding capital lease obligations from $5.0 million to $10.0 million, and to exclude certain acquisitions from the $15.0 million annual acquisition limitation. These changes were made in connection with the planned acquisitions of several college bookstores in October, 2004. The incremental revolving credit facility effectively increases amounts available under the Revolving Credit Facility by $10.0 million for the period from October 20, 2004 through June 30, 2005. The Amended and Restated Credit Agreement was previously amended on August 6, 2004 to reduce the applicable margin, as defined in the Amended and Restated Credit Agreement, on the Term Loan by up to 0.50% depending on the ratings assigned to the Term Loan by Standard & Poor's Ratings Group and Moody's Investors Services.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

     ITEM 9.01 - FINANCIAL STATEMENTS AND EXHIBITS.

         (c) Exhibits.

                  10.1 Second Amendment, dated as of October 20, 2004, to the Amended and Restated Credit Agreement, dated as of March 4, 2004, by and among NBC Holdings Corp., NBC Acquisition Corp., Nebraska Book Company, Inc., the Several Lenders parties thereto, JPMorgan Chase Bank as Administrative Agent and Collateral Agent, Citigroup Global Markets Inc. as Syndication Agent, and Fleet National Bank and Wells Fargo Bank N.A., as Co-Documentation Agents.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       NEBRASKA BOOK COMPANY, INC.


Date: October 26, 2004                 /s/ Alan G. Siemek
                                       --------------------------------------
                                       Alan G. Siemek
                                       Chief Financial Officer, Senior Vice
                                       President of Finance and Administration,
                                       Treasurer and Assistant Secretary


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